UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02. Results of Operations and Financial Condition.

Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 28, 2023, beginning at approximately 9:00 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2024 ended August 31, 2023. Additionally, the Registrant addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

In the conference call, the Registrant discussed financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial measures to provide investors with additional information that the Registrant believes allows for increased comparability of the performance of the Registrant’s ongoing operations from period to period. Specifically, the Registrant referred to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted EBITDA, each on a consolidated basis, for the Registrant's first quarter of fiscal 2024 and first quarter of fiscal 2023. EBITDA and adjusted EBITDA are non-GAAP financial measures and are used by management as measures of operating performance. EBITDA is calculated by adding or subtracting, as appropriate, interest expense, net, income tax expense and depreciation and amortization to/from net earnings attributable to controlling interest. Adjusted EBITDA is calculated by adding or subtracting, as appropriate, to/from EBITDA certain items that the Registrant believes are not necessarily indicative of the Registrant's operating performance, such as incremental expense related to the (true-up of) Level5 Tools, LLC (“Level5”) earnout accrual, the impairment of long-lived assets, restructuring and other expense (income), net, the separation costs incurred in connection with the planned tax-free spin-off of the Registrant's Steel Processing business, the loss on the extinguishment of debt related to the early redemption of the Registrant's 4.55% senior unsecured notes due April 15, 2026 (“2026 Notes”), the pension settlement charge, the loss on sale of the Registrant's investment in ArtiFlex Manufacturing, LLC (“ArtiFlex”) and the sale-leaseback gain in equity income at the Registrant's unconsolidated engineered cabs joint venture, Taxi Workhorse Holdings, LLC (“Workhorse”) (each pre-tax). The table below provides a reconciliation from net earnings attributable to controlling interest (the most comparable GAAP financial measure) to the non-GAAP financial measures, EBITDA and adjusted EBITDA, for the first quarter of fiscal 2024, the first quarter of fiscal 2023, and the twelve months ended August 31, 2023.

	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(In thousands)	2024	2023	2023	2023	2023
Net earnings attributable to controlling interest (1)	$96,106	$129,903	$46,325	$16,218	$64,082
Interest expense, net	3,083	4,514	6,035	7,612	8,598
Income tax expense	28,777	40,514	12,055	4,131	19,498
Depreciation and amortization	28,325	28,292	28,153	28,354	28,001
EBITDA	156,291	203,223	92,568	56,315	120,179
Incremental expense related to (true-up of) Level5 earnout accrual (2)	-	-	(1,050)	525	525
Impairment of long-lived assets (3)(1)	884	1,800	484	-	197
Restructuring and other expense (income), net (4)(1)	-	(13)	824	(2,432)	(1,100)
Separation costs (5)	6,035	8,455	6,347	9,246	-
Loss on extinguishment of debt (6)	1,534	-	-	-	-
Pension settlement charge (7)	-	-	-	-	4,774
Loss on sale of investment in ArtiFlex (8)	-	-	300	-	15,759
Sale-leaseback gain in equity income (9)	-	(2,063)	-	-	-
Adjusted EBITDA	$164,744	$211,402	$99,473	$63,654	$140,334

Trailing twelve months adjusted EBITDA	$539,273

(1)
Excludes the impact of noncontrolling interests.
(2)
Reflects the compensation expense, and related true-ups, accrued in connection with the first annual payout under the Level5 earnout agreement.
(3)
Impairment of long-lived assets are excluded because they do not occur in the ordinary course of the Registrant’s ongoing business operations, are inherently unpredictable in timing and amount, and are non-cash, so their exclusion facilitates the comparison of historical and current financial results.

(4)
Restructuring activities consist of established programs that are not part of the Registrant’s ongoing operations, such as divestitures, closing or consolidating facilities, employee severance (including rationalizing headcount or other significant changes in personnel), and realignment of existing operations (including changes to management structure in response to underlying performance and/or changing market conditions).
(5)
Reflects direct and incremental costs incurred in connection with the anticipated separation of the Registrant’s Steel Processing business, including audit, legal, and other fees paid to third-party advisors as well as direct and incremental costs associated with the separation of shared corporate functions.
(6)
Reflects the loss realized in connection with the July 28, 2023, early redemption of the 2026 Notes. The loss resulted primarily from unamortized issuance costs and discount included in the carrying amount of the 2026 Notes and the acceleration of the remaining unamortized loss in equity related to a treasury lock derivative instrument executed in connection with the issuance of the 2026 Notes.
(7)
Reflects a non-cash settlement charge to accelerate a portion of the overall deferred pension cost associated with The Gerstenslager Company Bargaining Unit Employees’ Pension Plan as a result of a pension lift-out transaction completed in August 2022 to transfer a portion of the total projected benefit obligation to a third-party insurance company.
(8)
Reflects the loss realized in connection with the August 3, 2022 sale of the Registrant’s 50% noncontrolling equity investment in ArtiFlex.
(9)
During the three months ended May 31, 2023, Workhorse recognized a pre-tax gain of $10,315 related to a sale-leaseback transaction. The Registrant’s portion of this gain, which is recorded in equity income, was $2,063.

In the conference call, the Registrant referred to adjusted earnings before interest and taxes (“adjusted EBIT”) and adjusted EBIT margin for the Registrant's business segments, which are non-GAAP financial measures used by the Registrant as measures of segment operating performance. Reconciliations from operating income (loss) (the most comparable GAAP financial measure) to the non-GAAP financial measures adjusted EBIT and adjusted EBITDA for the three months ended August 31, 2023 and August 31, 2022 are outlined below. Adjusted EBIT margin is calculated by dividing adjusted EBIT by net sales.

	Three Months Ended August 31, 2023

	Steel	Consumer	Building	Sustainable
(In thousands, except margin)	Processing	Products	Products	Energy Solutions	Other	Consolidated
Net sales	$881,339	$149,412	$133,868	$28,637	n/a	$1,193,256

Operating income (loss)	$71,046	$8,960	$8,916	$(5,003)	$(6,214)	$77,705
Impairment of long-lived assets	1,401	-	-	-	-	1,401
Separation costs	-	-	-	-	6,035	6,035
Adjusted operating income (loss)	72,447	8,960	8,916	(5,003)	(179)	85,141
Miscellaneous income (expense), net	712	31	57	281	(70)	1,011
Equity in net income of unconsolidated affiliates	8,957	-	45,043	-	381	54,381
Less: Net earnings attributable to noncontrolling interests (1)	4,114	-	-	-	-	4,114
Adjusted EBIT (2)	78,002	8,991	54,016	(4,722)	132	136,419
Depreciation and amortization	16,138	3,889	5,003	1,789	1,506	28,325
Adjusted EBITDA	$94,140	$12,880	$59,019	$(2,933)	$1,638	$164,744

Adjusted EBIT margin	8.9%	6.0%	40.4%	(16.5%)	NM	11.4%

(1)
Excludes the noncontrolling interest portion of impairment of long-lived assets within Steel Processing of $517.
(2)
Excludes the $1,534 loss realized in connection with the July 28, 2023, early redemption of the 2026 Notes, as described in footnote (6) to the consolidated non-GAAP reconciliations above.

	Three Months Ended August 31, 2022
	Steel	Consumer	Building	Sustainable Energy
(In thousands, except margin)	Processing	Products	Products	Solutions	Other	Consolidated
Net sales	$1,038,880	$188,703	$150,323	$30,759	n/a	$1,408,665

Operating income (loss)	$33,846	$20,444	$8,646	$(1,307)	$5,085	$66,714
Incremental expenses related to Level5 earnout	-	525	-	-	-	525
Impairment of long-lived assets	312	-	-	-	-	312
Restructuring and other expense (income), net	78	-	-	-	(1,178)	(1,100)
Adjusted operating income (loss)	34,236	20,969	8,646	(1,307)	3,907	66,451
Miscellaneous income (expense), net (3)	184	(35)	222	(86)	(597)	(312)
Equity in net income of unconsolidated affiliates (4)	1,770	-	43,866	-	1,835	47,471
Less: Net earnings attributable to noncontrolling interests (5)	1,277	-	-	-	-	1,277
Adjusted EBIT	34,913	20,934	52,734	(1,393)	5,145	112,333
Depreciation and amortization	16,845	3,702	4,256	1,470	1,728	28,001
Adjusted EBITDA	$51,758	$24,636	$56,990	$77	$6,873	$140,334

Adjusted EBIT margin	3.4%	11.1%	35.1%	(4.5%)	NM	8.0%

(3)
Excludes the pre-tax settlement charge of $4,774 within Other related to the pension lift-out transaction, as described in footnote (7) to the consolidated non-GAAP reconciliations presented above.
(4)
Excludes the pre-tax loss of $15,759 realized in connection with the August 3, 2022 sale of the Registrant’s 50% noncontrolling investment in ArtiFlex.
(5)
Excludes the noncontrolling interest portion of impairment of long-lived assets within Steel Processing of $115.

In the conference call, the Registrant referred to free cash flow for the three months ended August 31, 2023. Free cash flow is a non-GAAP financial measure that management believes measures the Registrant's ability to generate cash beyond what is required for its business operations and capital expenditures. The following provides a reconciliation of net cash provided by operating activities (the most comparable GAAP financial measure) to free cash flow for the three-month periods ended August 31, 2023.

First
Quarter
(In thousands)	2024
Net cash provided by operating activities	$59,696
Investment in property, plant and equipment	(29,298)
Free cash flow	$30,398

In the conference call, the Registrant referred to the ratio of net debt to trailing twelve months adjusted EBITDA, which is a non-GAAP financial measure that is used by the Registrant as a measure of leverage. Net debt to adjusted EBITDA is calculated by subtracting cash and cash equivalents from net debt (defined as the aggregate of short-term borrowings, current maturities of long-term debt and long-term debt) and dividing the sum by adjusted EBITDA. The calculation of net debt to adjusted EBITDA for the twelve months ended August 31, 2023, along with a reconciliation of net cash provided by operating activities (the most comparable GAAP financial measure) to adjusted EBITDA for the same period, as mentioned in the conference call, is outlined below.

	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2024	2023	2023	2023

Net cash provided by operating activities:	$59,696	$229,234	$182,152	$132,941
Adjustments:
Changes in assets and liabilities, net of impact of acquisitions	79,860	(60,582)	(78,197)	(68,967)
Interest expense, net	3,083	4,514	6,035	7,612
Income tax expense	28,777	40,514	12,055	4,131
Impairment of long-lived assets	(1,401)	(1,800)	(484)	-
Benefit from (provision for) deferred income taxes	5,453	(4,670)	5,525	3,617
Loss on extinguishment of debt	(1,534)	-	-	-
Bad debt (expense) benefit	799	1,678	(2,346)	(1,098)
Equity in net income of unconsolidated affiliates, net of distributions	(10,225)	4,545	(23,218)	(18,352)
Net gain (loss) on sale of assets	(105)	(530)	(46)	4,265
Stock-based compensation	(4,516)	(5,420)	(4,975)	(4,547)
Less: noncontrolling interest	(3,596)	(4,260)	(3,933)	(3,287)
EBITDA (1)	$156,291	$203,223	$92,568	$56,315
Adjustments:
Incremental expense related to (true-up of) Level5 earnout	-	-	(1,050)	525
Impairment of long-lived assets (1)	884	1,800	484	-
Restructuring and other expense (income), net (1)	-	(13)	824	(2,432)
Separation costs	6,035	8,455	6,347	9,246
Loss on extinguishment of debt	1,534	-	-	-
Pension settlement charge	-	-	-	-
Loss on sale of investment in ArtiFlex	-	-	300	-
Sale-leaseback gain in equity income	-	(2,063)	-	-
Adjusted EBITDA (1)	$164,744	$211,402	$99,473	$63,654

Trailing twelve months adjusted EBITDA (1)	$539,273

(1)
Excludes the impact of the noncontrolling interests.

August 31,
(In thousands)	2023
Current maturities of long-term debt	$150,268
Long-term debt	298,083
Total debt	$448,351
Less: cash and cash equivalents	(201,009)
Net debt	$247,342

Trailing twelve months adjusted EBITDA	$539,273

Net debt to trailing twelve months adjusted EBITDA	0.46

Additional non-GAAP financial measures referred to by the Registrant on the conference call, including reconciliations to the most comparable GAAP financial measures, are included in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on September 27, 2023. Such Exhibit 99.1 includes a copy of the Registrant’s news release issued on September 27, 2023 (the “Financial News Release”) reporting results for the three-month period ended August 31, 2023 (the Registrant’s fiscal 2024 first quarter). The Financial News Release was made available on the Registrant’s website during the conference call and will remain available on the Registrant’s website for at least one year.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 27, 2023, the Registrant held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on August 1, 2023, the record date for the Annual Meeting, there were a total of 49,971,347 common shares of the Registrant outstanding and entitled to vote. At the Annual Meeting, the holders of 44,316,734 (in excess of 88%) of the Registrant’s common shares were represented by proxy, constituting a quorum.

The results of the voting on the proposals presented to the shareholders at the Annual Meeting were as follows:

Proposal 1 — Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael J. Endres	38,559,625	2,172,280	56,640	3,528,189
Ozey K. Horton, Jr.	35,151,281	5,580,500	56,764	3,528,189
Carl A. Nelson, Jr.	25,427,364	15,191,771	169,410	3,528,189

At the Annual Meeting, the shareholders of the Registrant elected each of Mr. Endres, Mr. Horton and Mr. Nelson as a director of the Registrant for a three-year term, expiring at the Annual Meeting of Shareholders occurring in 2026.

Proposal 2 — Advisory Vote to Approve the Compensation of the NEOs

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,660,738	1,013,803	114,004	3,528,189

At the Annual Meeting, the shareholders of the Registrant approved the advisory resolution to approve the compensation of the Registrant’s named executive officers, as described in the Registrant’s proxy statement for the Annual Meeting.

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
37,758,490	42,286	2,933,371	54,398	3,528,189

At the Annual Meeting, the shareholders of the Registrant selected the option of every one year to hold the advisory vote on the compensation of our named executive officers, as described in the Registrant’s proxy statement for the Annual Meeting.

Proposal 4 — Ratification of the Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
43,820,452	441,792	54,490

At the Annual Meeting, the shareholders of the Registrant ratified the selection of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2024.

Item 9.01. Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2024 (Fiscal Quarter Ended August 31, 2023) held on September 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 3, 2023	By:	/s/ Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary